Annual Report

                       EQUITY
                       MARKET
                       INDEX FUNDS
                       -----------------
                       DECEMBER 31, 2000
                       -----------------



[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS

Equity Market Index Funds

 .   A slowing economy, weaker corporate earnings, and faltering high-growth stocks dragged major stock indexes into negative territory in 2000, but industries with steadier prospects performed well.

 .   The Equity Index 500 Fund returned -8.81% and -9.30% for the 6- and 12-month periods ended December 31, respectively.

 .   Hindered by its weighting in speculative smaller companies, the Total
    Equity Market Index Fund returned -9.72% in the last six months and -10.33% for the year.

 .   The Extended Equity Market Index Fund returned -15.70% in the second half and -15.58% for the year because of heavy exposure to the weak technology sector.

 .   We look forward to better times in 2001. Many sectors may continue to thrive, interest rates are likely to fall, and valuations are more reasonable than in years.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW  SHAREHOLDERS

U.S. stocks declined in the six-month period ended December 31, 2000, as the economy lost momentum and corporations warned about profit shortfalls. The weak half dragged virtually all broad indexes into negative territory for the year. Market volatility was extremely high, particularly among high-growth, technology-related stocks. Given their high exposure to the faltering technology sector, major equity indexes posted disappointing returns.

     MARKET ENVIRONMENT

          The U.S. economy slowed noticeably in the six-month period ended December 31, 2000. Although the Federal Reserve kept short-term interest rates steady during the period, multiple rate increases during the previous 12 months and rising energy costs had undermined the previously brisk pace of borrowing and spending. As retail sales and business activity moderated, corporations increasingly warned that earnings and revenue growth would disappoint Wall Street. This resulted in significant declines for many stocks, particularly technology and telecommunications issues for which investors had lofty expectations.

          As high-growth names plummeted, investors turned to companies whose earnings prospects were relatively steady, such as food and beverage, pharmaceutical, utility, and energy. These sectors were wallflowers during the technology-led rally of 1999, but patient value investors were rewarded in the last six months.

          Small- and mid-cap value stocks performed well in the second half, but small- and mid-cap growth stocks--like their large-cap counter-parts--struggled. Investors became reluctant to hold shares of smaller growth companies because their business prospects were perceived as being less certain than those of their larger brethren. Similarly, the market for initial public offerings (IPOs) basically shut down, as investors--recently so aggressive--shunned risk.

          Merger activity slowed in the second half, and many acquisitions already in the works were scuttled by declining asset values. However, 2000 was still a record year, as several high-profile deals were com-
     pleted in the last six months, including Citigroup's takeover of Associates First Capital, Georgia-Pacific's purchase of forest products company Fort James, J.P. Morgan's merger with Chase Manhattan Bank, and PaineWebber's absorption by Swiss financial giant UBS.


SECTOR PERFORMANCE

     Without a doubt, the technology and telecommunications sectors suffered the most in the last six months and for the year. Top names such as Microsoft, Intel, Cisco Systems, Sun Microsystems, and Nortel Networks--once regarded as invincible vanguards of the New Economy--dropped substantially amid slower demand for personal computers, semiconductors, software, and telecom equipment.

-------------------------------
WILSHIRE 5000 RETURNS BY SECTOR
-------------------------------

Periods Ended 12/31/00       6 Months    12 Months

Basic Materials                15.7%       -9.6%
Business Services              -0.4        -4.4
Consumer Discretionary        -12.2       -15.2
Consumer Nondurables           20.6        12.0
Durable Goods                  10.6         2.4
Energy                         13.5        26.9
Financial                      26.9        23.8
Health Care                     8.6        34.5
Industrial                      2.5         0.1
Miscellaneous                  -9.3        30.3
Retail                         -2.0       -16.4
Technology                    -39.5       -37.8
Telecommunications            -27.1       -35.7
Transportation                 17.9        10.8
Utilities                      35.6        41.6

     Internet stocks, which rocketed into the stratosphere in 1999, ran out of fuel and burned up on re-entry. Funding from venture capitalists evaporated as the economy slowed and investors finally recognized that most of these companies lacked viable business models and had little prospect of profits. The result was disastrous. Most Internet stocks fell 80% or more for the year, and many disappeared into oblivion.

     Back in the Old Economy, retailers faced a difficult environment as sales moderated over the previous year's brisk pace. Also restrained by slower growth were cyclical stocks, such as manufacturers, industrial metal producers, auto makers, and chemical companies. However, hopes that lower interest rates would boost the economy in 2001 helped cyclicals recover somewhat toward year-end.


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

     Not all stock sectors performed poorly. Utilities posted strong returns throughout the year. Electric utilities benefited from increased demand for power, and investors were attracted to the group's high yields and relatively low volatility. The energy sector also enjoyed strong gains, boosted by 10-year highs for crude oil and all-time records for natural gas prices.

     Financial stocks posted solid results for the last six months and the year, mainly on hopes for lower interest rates. In addition, industry consolidation remained a big driver of the group's performance, as evidenced by some of the deals just mentioned.

--------------------------
PORTFOLIO  CHARACTERISTICS
--------------------------

                                                                  Extended
                                 Equity      Total Equity           Equity
As of 12/31/00                Index 500      Market Index     Market Index
---------------------------------------------------------------------------
Market Cap
(Investment-
Weighted Median)          $71.0 billion     $39.8 billion     $2.2 billion

Earnings Growth
Rate Estimated
Next 5 Years*                     14.1%             14.4%            20.0%
P/E Ratio (Based
on Next 12 Months'
Estimated Earnings)               24.0X             23.9X            22.9X

*Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.

     Health care stocks enjoyed a good year. Biotechnology stocks produced powerful gains in the first half amid excitement that the mapping of the human genome could lead to new treatments for disease. Pharmaceutical companies carried the banner in the second half as fears of drug price controls subsided. In addition, the group was perceived as immune to an economic slowdown because of the steady demand for prescription medicine.

EQUITY INDEX 500 FUND

     Your fund posted returns of -8.81% for the six months ended December 31, 2000, and -9.30% for the entire year. As shown in the table, these results closely tracked the performance of the unmanaged S&P 500 Stock Index in both periods, with the slight difference attributable to the fund's annual operating and management expenses.

     Technology stocks continued to dominate the performance of the S&P 500 and your fund, though their dramatic decline in the last six months significantly pared their index weight from 33% of assets on

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

-----------------------
PERFORMANCE  COMPARISON
-----------------------

Periods Ended 12/31/00      6 Months    12 Months
-------------------------------------------------
Equity Index 500 Fund        -8.81%      -9.30%
S&P 500 Stock Index          -8.72       -9.11


     June 30 to 22% at the end of December. Eight of the fund's 10 worst performers were technology bellwethers Microsoft, Intel, Cisco Systems, Dell Computer, JDS Uniphase, Hewlett-Packard, Lucent Technologies and Oracle. The other two hailed from the telecommunications sector: fiber-optic equipment maker Nortel Networks, which reported weaker-than-expected sales in October; and WorldCom, which failed in its attempt to merge with Sprint and whose business prospects seemed likely to fall with long-distance telephone rates.

-----------------------
SECTOR  DIVERSIFICATION
-----------------------

Percent of                                                   Extended
Equities                         Equity   Total Equity         Equity
As of 12/31/00                Index 500   Market Index   Market Index
---------------------------------------------------------------------

Basic Materials                    3.2%           3.0%           2.7%
Business Services                  0.8            1.5            4.1
Consumer Discretionary             4.0            4.9            7.5
Consumer Nondurables               6.9            6.0            2.9
Durable Goods                      1.7            2.8            6.4
Energy                             7.3            5.9            4.4
Financials                        17.7           17.7           15.8
Health Care                       14.1           13.1           11.2
Industrial                         6.7            5.8            2.1
Miscellaneous                      0.3            2.0            5.7
Retail                             5.9            5.3            2.8
Technology                        22.4           23.0           26.1
Telecommunications                 5.4            5.0            3.2
Transportation                     0.7            0.9            1.7
Utilities                          2.9            3.1            3.4

     Financial services companies were strong in the last six months, helping to offset losses in the tech and telecom sectors and boosting the group's representation in the index and the fund from about 13% to nearly 18%. Citigroup, Wells Fargo, and insurer American International Group were among the best holdings in this area. Another big winner was Fannie Mae, which rebounded 66% in the second half of 2000 as mortgage rates began to fall. In addition, investors were relieved that the federal government did not enact Treasury undersecretary Gensler's proposals to withdraw the Treasury's line of credit for Fannie Mae and Freddie Mac.

     Other good performers hailed from a variety of industries, such as pharmaceuticals (Merck and Bristol-Myers Squibb), tobacco (Philip Morris), and energy (Exxon Mobil). In addition, aerospace giant Boeing soared 58% amid hopes for increased defense spending during the Bush administration.

     There were 33 changes to the S&P 500 Index in the last six months--eight more than in the first half of 2000. Several new members came from the robust utility and energy sectors, including KeySpan, Devon Energy, Dynegy, Nabors Industries, Calpine, and Allegheny Energy. Also joining the index were technology and telecommunications stocks Qwest Communications, JDS Uniphase, Palm, Avaya, Intuit, QLogic, and Vitesse Semiconductor. Many of the deleted stocks were acquired (such as US West, Union Pacific Resources, J.P. Morgan, and BestFoods), but several were dropped due to diminishing business prospects, such as Rite Aid, Bethlehem Steel, and Polaroid.


TOTAL EQUITY MARKET INDEX FUND

     For the 6- and 12-month periods ended December 31, your fund returned -9.72% and -10.33%, respectively. As you can see, the fund closely tracked the performance of the Wilshire 5000 Total Market Index in both time frames.

     Because the Wilshire 5000 includes more than 7,000 U.S. companies, it is impractical to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratio--closely resemble those of the index.

-----------------------
PERFORMANCE  COMPARISON
-----------------------

Periods Ended 12/31/00      6 Months    12 Months
-------------------------------------------------
Total Equity Market
Index Fund                   -9.72%      -10.33%

Wilshire 5000 Total
Market Index *               -10.12      -10.85

*Wilshire 5000 returns calculated as of 1/09/01.

     In general, what was true about the performance of the Equity Index 500 Fund was also true for this fund. The Wilshire 5000, which represents the entire U.S. stock market, includes almost all S&P 500 companies. The largest components of the Wilshire index--as with the S&P 500--have the greatest influence on performance. In addition, the percentage weightings of the major sectors (technology, health care, etc.) are very similar.

     Fund returns were hurt by the poor performance of major technology and telecommunications stocks. The fund's exposure to the tech sector was slightly greater than that of the Equity Index 500 Fund because the Wilshire 5000 includes smaller, more speculative issues, such as Internet stocks. Consequently, their debacle exacerbated the fund's weak performance. Yahoo! and America Online, which are considered to be among the most viable of all dot-com companies (and are also in the S&P 500), fell 86% and 54% in 2000, respectively. Others such as priceline.com and PSINet fared worse, with each falling about 97% last year.

     The utility, energy, financial, and pharmaceutical segments provided the best returns in the last six months. In fact, most of the fund's best performers were also the S&P 500's biggest winners. One exception was Berkshire Hathaway, which is not in the S&P 500. Berkshire Hathaway is the holding company of the legendary Warren Buffett, a renowned value investor with a reputation for buying solid businesses at bargain levels. The triumph of value investing over growth in 2000's rocky market environment increased the appeal--and valuation--of Berkshire Hathaway shares.

     Although fund assets shrank as equities declined in the last six months, we increased the number of holdings in the portfolio from about 1,800 to nearly 2,000. Going forward, these additional holdings should help us track the Wilshire 5000 Index even more closely.


EXTENDED EQUITY MARKET INDEX FUND

     Your fund returned -15.70% in the six-month period ended December 31, 2000, and -15.58% for the entire year. Performance reflected the portfolio's heavy weighting in the weak technology sector (26% of assets at year-end). As you can see, the fund closely tracked its benchmark, the Wilshire 4500 Completion Index, in both periods.

-----------------------
PERFORMANCE  COMPARISON
-----------------------

Periods Ended 12/31/00      6 Months    12 Months
-------------------------------------------------
Extended Equity Market
Index Fund                   -15.70%     -15.58%
Wilshire 4500
Completion Index *           -15.88      -15.53

*Wilshire 4500 returns calculated as of 1/09/01.

     The Wilshire 4500 includes more than 6,000 small- and mid-cap companies, so it is impractical to buy shares of each.

     Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratio--closely resemble those of the index. As of December 31, the fund held approximately 2,800 names.

     Technology and telecommunications stocks fell sharply in the last six months, with Redback Networks, VeriSign, and Metromedia Fiber Network among the weakest holdings. However, two tech issues bucked the trend and contributed to fund performance: Applied Micro Circuits, a maker of products that allow vocal and data transmissions across fiber-optic networks, and BEA Systems, an e-commerce software provider. Biotechnology stocks faltered in the second half of the year after robust performance in the first half, but Millennium Pharmaceuticals held up well.

     Financials advanced broadly, led by AXA Financial, Donaldson, Lufkin & Jenrette (DLJ), and insurance company John Hancock Financial Services. DLJ was acquired by Swiss financial behemoth Credit Suisse Group, and AXA Financial, the U.S. subsidiary of French insurer AXA Group, profited from the transaction because of its large stake in DLJ. John Hancock, which went public early in 2000, was one of the largest IPOs of the year and benefited greatly from the improving interest rate outlook.

     Other notable winners in the second half included GTE, which merged with Bell Atlantic to form Verizon Communications; energy provider Dynegy, which was added to the S&P 500 in October; and Berkshire Hathaway.


YEAR-END DISTRIBUTIONS

     On December 12, 2000, your Board of Directors declared the following income and capital gain distributions for the Equity Market Index Funds payable to shareholders of record on that date:

     Equity Index 500 Fund--a quarterly income dividend of $0.09 per share and a year-end long-term capital gain distribution of $0.05 per share.

     Extended Equity Market Index Fund--an annual income dividend of $0.09 per share, a short-term capital gain distribution of $0.22, and a long-term capital gain distribution of $0.45 per share.

     Total Equity Market Index Fund--an annual income dividend of $0.11 per share, a short-term capital gain distribution of $0.04, and a long-term capital gain distribution of $0.08 per share.

     These were paid on December 14. You should have already received your check or statement reflecting these distributions, as well as IRS Form 1099-DIV summarizing this information for 2000 tax purposes.


OUTLOOK

     In 2000, we witnessed a significant purging of excesses from the equity markets. Stocks of companies with no earnings or prospects for profitability collapsed, and investors flocked to solid firms with tangible assets, histories of profitability, and a good business outlook. Many investors last year discovered or rediscovered three important facts about investing: valuations and fundamentals do matter; investment risks should be respected, not ignored; and diversification can help cushion the impact of difficult market conditions.

     The fallout from the market's decline in 2000--the first negative year for major indexes in a decade--may be accentuating the economic slowdown brought on by the Federal Reserve's rate-boosting campaign from mid-1999 through mid-2000. Much equity wealth has evaporated, technology spending is expected to decline, consumer confidence is waning, and corporations are laying off workers to reduce costs. In addition, the Federal Reserve made a surprise interest rate cut in early January, which was welcomed by the markets but could signal that economic conditions are worse than we think.

     However, many sectors of the economy thrived last year and may continue to do so in 2001. Interest rates are likely to continue falling--traditionally a plus for equities--and earnings growth has merely slowed, not ended, in many industries. In addition, stock valuations in many of last year's hardest-hit segments are more reasonable than in years. We look forward to better times in the new year, but the market could remain volatile, so we encourage investors to remain diversified and focus on their long-term financial goals.

     Respectfully submitted,


     /s/ Richard T. Whitney

     Richard T. Whitney
     President and chairman of each fund's Investment Advisory Committee

     January 19, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


--------------------------------------------------------------------------------
CHANGE IN  MANAGEMENT


In the fall of 2000, Richard Whitney resumed chairmanship of each fund's Investment Advisory Committee when Kris Culp, who had been managing the index funds, resigned from T. Rowe Price to spend more time with her family. Mr. Whitney has been a member of each fund's committee since its inception and has been managing investments with T. Rowe Price since 1986.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

--------------------------
THE EVOLVING S&P 500 INDEX
--------------------------------------------------------------------------------

Changes in the Index in 2000

Additions                              Deletions
--------------------------------------------------------------------------------

NCR *                                  Republic New York
Young & Rubicam                        General Instrument
Harley-Davidson                        Fleetwood Enterprises
Biogen                                 Foster Wheeler
Conexant Systems                       Consolidated Natural Gas
Sabre Holdings                         Service Corp.
Linear Technology                      Monsanto Company
Pharmacia                              Pharmacia & Upjohn
Veritas Software                       Pep Boys
Altera                                 Atlantic Richfield
Siebel Systems                         CBS
Sapient                                Reynolds Metals
Maxim Integrated Products              Jostens
American Power Conversion              Mirage Resorts
Agilent Technologies                   NACCO Industries
Starbucks                              Shared Medical Systems
Convergys                              Times Mirror
MedImmune                              Central & South West
Charter One Financial                  MediaOne Group
Novellus Systems                       Champion International
Sanmina                                Warner-Lambert
Tiffany & Co.                          Silicon Graphics
Mercury Interactive                    Milacron
Visteon                                IKON Office Solutions
Broadcom Corporation                   GTE
Qwest Communications International     US West
Stilwell Financial                     Kansas City Southern Industries
CIT Group                              Union Pacific Resources
JDS Uniphase                           Rite Aid
Palm                                   3Com
KeySpan                                New Century Energies
Devon Energy                           Great A&P
Avaya                                  Owens Corning
Dynegy                                 BestFoods
Moody's                                Dun & Bradstreet (Old)
King Pharmaceuticals                   Young & Rubicam

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

--------------------------
THE EVOLVING S&P 500 INDEX
--------------------------------------------------------------------------------

Changes in the Index in 2000

Additions                              Deletions
--------------------------------------------------------------------------------
Nabors Industries                      Mallinckrodt
Power-One                              Unicom
NiSource                               Columbia Energy Group
EOG Resources                          Eastern Enterprises
BroadVision                            PaineWebber Group
Starwood Hotels & Resorts              Armstrong Holdings
Forest Laboratories                    Seagate Technology
Chiron                                 Fort James
Calpine                                Florida Progress
Robert Half International              Associates First Capital
MetLife                                Seagram
Intuit                                 Owens-Illinois
Symbol Technologies                    W.R. Grace (New)
Ambac Financial Group                  Crown Cork & Seal
Allegheny Energy                       Bethlehem Steel
Stryker                                Russell Corp.
Vitesse Semiconductor                  Springs Industries
Qlogic                                 Polaroid
Kinder Morgan                          Nabisco Group Holdings
Aetna (New)                            Aetna (Old)
Fluor (New)                            Massey Energy Company
Applied Micro Circuits                 J.P. Morgan

*S&P added NCR to the index on January 3, 2000, to replace Republic New York, which was deleted on December 31, 1999.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                    12/31/00
Equity Index 500 Fund
--------------------------------------------------------------------------------
GE                                                                    4.0%
Exxon Mobil                                                           2.6
Pfizer                                                                2.5
Cisco Systems                                                         2.3
Citigroup                                                             2.2
--------------------------------------------------------------------------------
Wal-Mart                                                              2.0
Microsoft                                                             2.0
American International Group                                          2.0
Merck                                                                 1.8
Intel                                                                 1.7
--------------------------------------------------------------------------------
Oracle                                                                1.4
SBC Communications                                                    1.4
Coca-Cola                                                             1.3
IBM                                                                   1.3
Johnson & Johnson                                                     1.2
--------------------------------------------------------------------------------
EMC                                                                   1.2
Bristol-Myers Squibb                                                  1.2
Verizon Communications                                                1.2
Royal Dutch Petroleum                                                 1.1
Home Depot                                                            0.9
--------------------------------------------------------------------------------
Eli Lilly                                                             0.9
Procter & Gamble                                                      0.9
Nortel Networks                                                       0.8
Philip Morris                                                         0.8
Tyco International                                                    0.8
--------------------------------------------------------------------------------
Total                                                                39.5%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                    12/31/00
Total Equity Market Index Fund
--------------------------------------------------------------------------------
GE                                                                    3.2%
Exxon Mobil                                                           2.0
Pfizer                                                                2.0
Cisco Systems                                                         1.9
Citigroup                                                             1.7
--------------------------------------------------------------------------------
Wal-Mart                                                              1.6
Microsoft                                                             1.6
American International Group                                          1.6
Merck                                                                 1.5
Intel                                                                 1.4
--------------------------------------------------------------------------------
Oracle                                                                1.1
SBC Communications                                                    1.1
Coca-Cola                                                             1.0
IBM                                                                   1.0
Johnson & Johnson                                                     1.0
--------------------------------------------------------------------------------
EMC                                                                   1.0
Bristol-Myers Squibb                                                  1.0
Verizon Communications                                                0.9
Berkshire Hathaway                                                    0.7
Home Depot                                                            0.7
--------------------------------------------------------------------------------
Eli Lilly                                                             0.7
Procter & Gamble                                                      0.7
Philip Morris                                                         0.7
Wells Fargo                                                           0.6
Morgan Stanley Dean Witter                                            0.6
--------------------------------------------------------------------------------
Total                                                                31.3%

Note: Table excludes reserves.


13
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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                    12/31/00
Extended Equity Market Index Fund
--------------------------------------------------------------------------------
Berkshire Hathaway                                                    3.3%
Juniper Networks                                                      1.2
Cox Communications                                                    0.8
CIENA                                                                 0.7
i2 Technologies                                                       0.7
--------------------------------------------------------------------------------
Immunex                                                               0.7
Brocade Communications Systems                                        0.6
Gemstar TV Guide                                                      0.6
General Motors                                                        0.5
BEA Systems                                                           0.5
--------------------------------------------------------------------------------
VoiceStream Wireless                                                  0.5
VeriSign                                                              0.4
Goldman Sachs Group                                                   0.4
Genentech                                                             0.4
Ariba                                                                 0.4
--------------------------------------------------------------------------------
Millennium Pharmaceuticals                                            0.4
SDL                                                                   0.4
John Hancock Financial Services                                       0.4
Level 3 Communications                                                0.4
Cablevision Systems                                                   0.3
--------------------------------------------------------------------------------
Waters                                                                0.3
Infinity Broadcasting                                                 0.3
Alliance Capital                                                      0.3
Sycamore Networks                                                     0.3
Concord EFS                                                           0.3
--------------------------------------------------------------------------------
Total                                                                15.1%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


     EQUITY INDEX 500 FUND
     ---------------------------------------------------------------------------
                                    [GRAPH]
     As of 12/31/00

                 S&P 500 Stock Index         Equity Index 500 Fund

12/31/90               10,000                       10,000
12/31/91               13,047                       12,921
12/31/92               14,041                       13,850
12/31/93               15,456                       15,155
12/31/94               15,660                       15,308
12/31/95               21,545                       20,997
12/31/96               26,491                       25,754
12/31/97               35,330                       34,220
12/31/98               45,427                       43,908
12/31/99               54,985                       52,969
12/31/00               49,977                       48,042


     TOTAL EQUITY MARKET INDEX FUND
     ---------------------------------------------------------------------------
                                    [GRAPH]
     As of 12/31/00

              Wilshire 5000 Total Market Index   Total Equity Market Index Fund

 1/31/98                   10,000                            10,000
 3/31/98                   11,265                            11,310
 6/30/98                   11,484                            11,521
 9/30/98                   10,103                            10,154
12/31/98                   12,276                            12,319
 3/31/99                   12,740                            12,784
 6/30/99                   13,734                            13,779
 9/30/99                   12,826                            12,884
12/31/99                   15,169                            15,184
 3/31/00                   15,748                            15,739
 6/30/00                   15,045                            15,081
 9/30/00                   15,081                            15,132
12/31/00                   13,523                            13,615

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------

      EXTENDED EQUITY MARKET INDEX FUND
     ---------------------------------------------------------------------------
                                    [GRAPH]
     As of 12/31/00

                     Wilshire 4500                Extended Equity
                   Completion Index              Market Index Fund

 1/31/98                10,000                        10,000
 3/31/98                11,321                        11,330
 6/30/98                11,099                        11,240
 9/30/98                 9,051                         9,210
12/31/98                11,020                        11,229
 3/31/99                11,001                        11,107
 6/30/99                12,271                        12,493
 9/30/99                11,514                        11,688
12/31/99                14,932                        15,016
 3/31/00                16,448                        16,384
 6/30/00                14,994                        15,038
 9/30/00                15,567                        15,551
12/31/00                12,613                        12,677

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                       Since   Inception
Periods Ended 12/31/00               1 Year   5 Years   10 Years   Inception        Date
-----------------------------------------------------------------------------------------
Equity Index 500 Fund                -9.30%    18.00%    16.99%           -     3/30/90
Total Equity Market Index Fund      -10.33        NA        NA        11.15     1/30/98
Extended Equity Market Index Fund   -15.58        NA        NA         8.47     1/30/98


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades.
        Services vary by firm, and commissions may vary depending on size of order.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.          C50-050  12/31/00